FIRST AMENDMENT

                             TO

                     PURCHASE AGREEMENT


      THIS AMENDMENT made and entered into this 27th day of April, 1999, (effective April 26, 1999), by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("AEI") and NOM Muscle Shoals, Ltd., an Alabama limited partnership, ("Seller");

     WITNESSETH, that:

      WHEREAS, on the 19th day of April 1999 the parties hereto executed a Purchase Agreement ("Agreement"), and

      WHEREAS, AEI and Seller have agreed to amend certain terms and conditions of said Agreement as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1.Article 4 of the Agreement is amended to provide  for
       a   purchase  price  of  one  million  three  hundred
       fifteen    thousand   three   hundred   ten   dollars
       ($1,315,310.00).

     2.The  following  sentence  is  added  to  the  end  of
       Article 9: "Seller shall pay to Buyer at closing the amount of thirty-eight thousand three hundred ten dollars as reimbursement of Buyer's overhead expenses."

     3.Article  17  is  amended by deleting Seller's  former
       address and telephone number and by adding Seller's current address and telephone number, which is Newton Oldacre McDonald; 3841 Green Hills Village Drive, Suite 400; Nashville, Tennessee 37215;
       Attention: Mark McDonald; Phone: 615-269-5444

      EXCEPT AS SPECIFICALLY SET FORTH ABOVE all other terms and conditions of said Agreement shall remain unchanged and in full force and effect.



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     IN WITNESS WHEREOF, Seller and Buyer have executed this
amendment to the Agreement effective as of the day and year above first written.


SELLER:                                   WITNESS:

     NOM Muscle Shoals, Ltd.              By: /s/ EH Camp III
     By: Corporate General, Inc.,
         its sole general partner         Print: EH Camp III

     By: /s/ William A Oldacre
             William A. Oldacre
     Its: Vice President




BUYER:                                     WITNESS:

     AEI FUND MANAGEMENT, INC.             By: /s/ Thomas E Lehmann

     By: /s/ Robert P Johnson              Print: Thomas E Lehmann
             Robert P. Johnson
     Its:  President